                                                                   EXHIBIT 99.10

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMCI

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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

               SCENARIO 1                  SCENARIO 1
            --------------------------------------------------
  PREPAY    100% FFTW curves      100% FFTW curves
   RATES     stressed LIBOR        frwd, up 100 bps after 6mos
     CDR             0                         0
SEVERITY             0%                        0%
REV LAG              -                         -

 PERIOD                     AFCap                         Exc Sprd
------------------------------------------------------------------
AVG YR1                      9.98                           241
AVG YR2                      9.93                           171
AVG YR3                     10.02                           275
AVG YR4                     10.16                           293
AVG YR5                     10.63                           257
------------------------------------------------------------------
      1                      6.79                           385
      2                     10.00                           392
      3                     10.00                           307
      4                     10.00                           312
      5                      9.99                           277
      6                      9.98                           294
      7                      9.98                           165
      8                      9.98                           153
      9                      9.98                           172
     10                      9.97                           143
     11                      9.97                           154
     12                      9.96                           131
     13                      9.95                           124
     14                      9.96                           185
     15                      9.94                           121
     16                      9.94                           135
     17                      9.92                           109
     18                      9.86                           133
     19                      9.82                           180
     20                      9.87                           209
     21                      9.92                           234
     22                      9.94                           205
     23                      9.99                           224
     24                     10.02                           200
     25                     10.02                           237
     26                     10.00                           328
     27                     10.04                           244
     28                     10.04                           266
     29                     10.06                           236
     30                     10.05                           262
     31                     10.01                           279
     32                     10.01                           284
     33                      9.99                           310
     34                     10.03                           277
     35                     10.01                           301
     36                     10.04                           270
     37                      9.97                           305
     38                     10.06                           366
     39                     10.15                           301
     40                     10.14                           328
     41                     10.19                           286
     42                     10.18                           314
     43                     10.16                           296
     44                     10.17                           294
     45                     10.22                           320
     46                     10.22                           285
     47                     10.23                           227
     48                     10.27                           195
     49                     10.28                           230

50                     11.39                           340
51                     10.30                           235
52                     10.65                           262
53                     10.35                           231
54                     10.68                           259
55                     10.45                           242
56                     10.53                           249
57                     10.90                           276
58                     10.56                           246
59                     10.93                           274
60                     10.59                           242
61                     10.63                           247
62                     11.81                           347
63                     10.68                           246
64                     11.06                           275
65                     10.72                           245
66                     11.10                           273
67                     10.79                           247
68                     10.82                           247
69                     11.20                           274
70                     10.89                           245
71                     11.25                           274
72                     10.96                           246
73                     11.00                           248
74                     12.17                           341
75                     11.07                           249
76                     11.42                           279
77                     11.15                           252
78                     11.49                           281
79                     11.24                           218
80                     11.20                           220
81                     11.62                           246
82                     11.28                           223
83                     11.70                           249
84                     11.37                           227
85                     11.41                           230
86                     12.25                           280
87                     11.51                           234
88                     11.95                           260
89                     11.62                           241
90                     12.06                           266
91                     11.73                           247
92                     11.80                           251
93                     12.26                           276
94                     11.93                           259
95                     12.40                           285
96                     12.08                           272